Statements of Operations (Unaudited) (USD $)	6 Months Ended		12 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2010
Revenue	$ 5,250	$ 21,900	$ 32,550
Operating Expenses
Consulting and contract services	21,000	21,000	42,000
General and administrative	47,423	41,077	80,394
Professional Fees	522	3,336	23,966
Marketing	352	332	668
[OperatingLeasesRentExpenseNet]	69,297	65,745	147,028
Loss from operations	64,047	43,845	114,478
Other:
Expense recoveries	0	4,300	0
Interest income	0	0	0
[NetExpenses]	0	4,300	0
Net Income (loss)	64,047	39,545	114,478
BASIC AND DILUTED LOSS PER SHARE
Net Income (loss)	(64,047)	(39,545)	(114,478)
Preferred stock dividends	(286,310)	(256,929)	(505,098)
Gain (loss) to common shareholders	$ (350,357)	$ 296,474	$ (619,576)
Weighted average shares outstanding	87,467,288	87,467,288	87,467,288
Net loss per share	0.004	0.0034	0.007